Derivatives	12 Months Ended
Dec. 31, 2025
EBP 001 [Member]
Employee Benefit Plan Derivatives [Line Items]
Derivatives
NOTE 4 — DERIVATIVES
Investment managers acting under the Plan use derivative instruments to manage risks related to foreign currencies and interest rates, to enhance investment returns for the Plan, and to facilitate Plan portfolio diversification. The Plan’s derivatives consisted of over-the-counter foreign exchange forward contracts and exchange-traded futures contracts, as well as put and call options, for which no hedge accounting treatment is applied. The related notional amounts, gross fair values, and amounts recognized in earnings were immaterial as of December 31, 2025 and 2024 and for the year ended December 31, 2025. These derivative instruments are primarily a component of the “Other” caption of separately managed accounts in Note 2 – Fair Value Measurements.